EXHIBIT 10.13

Supplemental Agreement No. 7

to

Purchase Agreement No. 2060

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 767-400ER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of August 31, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2060 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 767-400ER aircraft, (Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have agreed to execute Supplemental Agreement No. 24 to Purchase Agreement No. 1951 which [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], concurrently with the execution of this Supplemental Agreement; and

WHEREAS, Boeing and Customer have agreed that such [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be subject to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents:

Remove and replace, in its entirety, the "Table of Contents", with the revised "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 7.

2. Tables:

Remove and replace, in its entirety, "Table 1, Aircraft Delivery, Description, Price and Advance Payments" with the revised "Table 1, Aircraft Delivery, Description, Price and Advance Payments", attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3. Letter Agreement No. 6-1162-CHL-034:

Add Letter Agreement No. 6-1162-CHL-034, entitled, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Charles H. Leach By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President -

Finance and Treasurer

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table SA No. 7

EXHIBIT

A. Aircraft Configuration SA No. 3

  Aircraft Delivery Requirements and

Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent

Indemnity

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2060-1 not used

2060-2 Demonstration Flights

2060-3 Spares Initial Provisioning

2060-4 Flight Crew Training Spares

2060-5 Escalation Sharing

6-1162-JMG-165 Installation of Cabin SA No. 2

Systems Equipment

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-084R1 [CONFIDENTIAL MATERIAL SA No. 3

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-GOC-085 [CONFIDENTIAL MATERIAL

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-GOC-086R1 Special Matters SA No. 4

6-1162-CHL-034 [CONFIDENTIAL MATERIAL SA No. 7

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 June 8, 1999

Supplemental Agreement No. 3 October 31, 2000

Supplemental Agreement No. 4 December 1, 2000

Supplemental Agreement No. 5 February 14, 2001

Supplemental Agreement No. 6 July 11, 2001

Supplemental Agreement No. 7 August 31, 2001

Table 1 to Purchase Agreement No. 2060

Aircraft Delivery, Description, Price

and Advance Payments

Airframe Model/MTGW: 767-400ER 450,000

Engine Model: CF6-80C2B8F

Airframe Price:

Optional Features:

Sub-Total of Airframe and Features:

Engine Price (Per Aircraft):

Aircraft Basic Price (Excluding BFE/SPE):

Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit per Aircraft at Proposal Acceptance:

Detail Specification: D019T003-NEW (10/9/1996)

Price Base Year: Jul-95

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

August 31, 2001

6-1162-CHL-034

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference: Purchase Agreement No. 2060 between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 767-400ER aircraft and Purchase Agreement No. 2211 between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 767-200ER aircraft (collectively the Purchase Agreements)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the referenced Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreements.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By   /s/ Charles H. Leach

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 31, 2001

Continental Airlines, Inc.

By   /s/ Gerald Laderman

Its  Senior Vice President - Finance and Treasurer